UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Altabancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street,
American Fork, UT	84003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2021, AltabancorpTM (the “Company”) and its wholly owned subsidiary, AltabankTM, a Utah state-chartered bank, entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Glacier Bancorp, Inc., a Montana corporation (“GBCI”), and its wholly owned subsidiary, Glacier Bank, a Montana state-chartered bank. Under the terms of the Merger Agreement, the Company will merge with and into GBCI, with GBCI as the surviving entity (the “Holding Company Merger”). Immediately thereafter, Altabank will merge with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective (the “Effective Time”), each share of common stock of the Company, par value $0.01 per share (“Company Common Stock”), issued and outstanding will be converted into the right to receive from GBCI 0.7971 shares of GBCI common stock, par value $0.01 per share (“GBCI Common Stock”), subject to potential adjustments based on (a) the price of GBCI Common Stock for a specified period before closing and (b) AB Closing Capital (as defined in the Merger Agreement), in each case, as set forth in the Merger Agreement (the “Merger Consideration”). Holders of Company Common Stock will also be entitled to receive cash in lieu of fractional shares of Company Common Stock.

As of the date of this report, the Merger Consideration has a total aggregate value of approximately $930.5 million (based on the closing price of $61.51 for GBCI Common Stock on May 17, 2021).

Treatment of Company Equity Awards

Under the terms of the Merger Agreement, at the Effective Time, each outstanding restricted stock unit under the People’s Utah Bancorp 2014 Incentive Plan, the Altabancorp 2020 Equity Incentive Plan and the People’s Utah Bancorp Amended and Restated 2008 Stock Incentive Plan (the “Company Stock Plans”) will automatically vest and be settled, and each share of Company Common Stock issued as a result will have the right to receive the Merger Consideration and cash in lieu of fractional shares of Company Common Stock at the Effective Time. Outstanding options to purchase shares of Company Common Stock under the Company Stock Plans (the “Company Options”), whether vested or unvested, will be automatically canceled at the Effective Time, and the holders of Company Options will be paid in cash an amount per share equal to the spread, if any, between (a) the product of the GBCI Average Closing Price (as defined in the Merger Agreement) multiplied by the Merger Consideration (the “Total Consideration Value Per Share”) and (b) the exercise price per share of such Company Option, net of any cash which must be withheld under applicable tax laws. Any Company Option that has an exercise price per share that is greater than the Total Consideration Value Per Share will be cancelled without any payment.

Representations and Warranties; Covenants

The Merger Agreement contains certain customary representations and warranties from each of GBCI and the Company, and each of GBCI and the Company have agreed to customary pre-closing covenants, including covenants by the Company to use commercially reasonable efforts to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without GBCI’s consent. In addition, the Company has agreed to certain additional covenants, including, among others, covenants relating to its obligation to call a meeting of its shareholders to vote on the Merger Agreement, non-solicitation obligations related to alternative acquisition proposals, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its stockholders approve the Merger Agreement.

Conditions to the Holding Company Merger

Consummation of the Holding Company Merger is subject to the receipt of required regulatory approvals, and certain other customary conditions of closing, including, among others (a) approval of the Merger Agreement and the Holding Company Merger by the Company’s shareholders, (b) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) by GBCI in connection with the issuance of GBCI Common Stock to be issued in the Holding Company Merger, (c) the absence of any actual or threatened action or proceeding to restrain, prohibit or invalidate the Holding Company Merger, (d) subject to certain exceptions, the accuracy of the representations and warranties of the Company, in the case of GBCI, and GBCI, in the case of the Company, (e) performance in all material respects by the Company, in the case of GBCI, and GBCI, in the case of the Company, of its respective obligations under the Merger Agreement, (f) the absence of an event that has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement), on the Company, in the case of GBCI, and GBCI, in the case of the Company, (g) in the case of GBCI’s obligation to complete the Holding Company Merger, receipt by GBCI of an opinion from its counsel to the effect that the Holding Company Merger will be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (h) in the case of the Company’s obligation to complete the Holding Company Merger, the receipt of a similar opinion from its counsel.

Termination

Either the Company or GBCI may exercise certain termination rights under the Merger Agreement, including in the event that (a) the Company and GBCI agree by mutual written consent to terminate the Merger Agreement, (b) the Holding Company Merger is not consummated by February 28, 2022, which under certain circumstances may be extended to April 30, 2022, (c) a required regulatory approval is either denied or is conditioned in a manner that is not normally imposed on such transactions that would materially deprive GBCI of the economic or business benefits of the Holding Company Merger and the Bank Merger, subject to each party’s right to appeal such decision, or (d) the approval of the Company’s stockholders is not obtained. Each of the Company and GBCI may terminate the Merger Agreement if, on the tenth day immediately preceding the Effective Time, the GBCI Average Closing Price is, in the case of the Company, less than $49.43 or, in the case of GBCI, more than $74.15, subject to the other party’s right to elect to increase or decrease the Merger Consideration, as applicable, in lieu of such termination and as further described in the Merger Agreement.

The Company will be required to pay GBCI a $35,000,000 termination fee if the Merger Agreement is terminated (a) by GBCI because the Company’s Board of Directors fails to recommend or modifies, withdraws or changes its recommendation of the Holding Company Merger in a manner adverse to GBCI, (b) by the Company to accept a Superior Proposal (as defined in the Merger Agreement), after complying with certain notice and matching rights obligations, (c) by GBCI because of an Acquisition Event (as defined in the Merger Agreement), or (d) by the Company or GBCI if (i)(A) the Company has materially breached its (1) obligations to call a shareholder meeting to vote on the Merger Agreement or (2) non-solicitation obligations related to alternative acquisition proposals, or (B) the required approval of the Company’s shareholders is not obtained, and (ii) within 18 months after such termination, (X) the Company or Altabank enters into an agreement or publicly announces an intention to engage in an Acquisition Event or (Y) an Acquisition Event occurs.

It is anticipated that the closing of the transaction will take place in the fourth quarter of 2021, subject to the fulfillment of customary closing conditions, some of which are described above. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, GBCI or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company or GBCI included in their public reports filed with the SEC. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, GBCI, their respective subsidiaries or affiliates or their respective businesses, the Merger Agreement and the transactions contemplated thereby that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a preliminary proxy statement of the Company and that will also constitute a prospectus of GBCI, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and GBCI makes with the SEC.

Voting Agreements

Concurrently with the execution of the Merger Agreement, the directors, certain executive officers, and certain of the Company’s other shareholders entered into voting agreements (each, a “Voting Agreement”) with the Company, Altabank, GBCI and Glacier Bank pursuant to which each such director, executive officer, and other shareholder, in his, her or its capacity as a shareholder, has agreed, among other things, to vote his, her or its shares of Company Common Stock (as defined below) in favor of the proposed transactions contemplated by the Merger Agreement. Each Voting Agreement terminates upon the earlier to occur of (a) the Effective Time, (b) the termination of the Merger Agreement, (c) mutual written agreement of the parties to such Voting Agreement, (d) an amendment to the Merger Agreement that (i) reduces the amount or changes the form of consideration to be received by the shareholders of the Company, (ii) imposes any material condition to the receipt of the Merger Consideration, or (iii) changes the tax consequences of the receipt of the Merger Consideration, and (d) the date the applicable shareholder’s shares of Company Common Stock are voted in favor of approval of the Merger Agreement and the Holding Company Merger at a meeting of the Company’s shareholders at which the Merger Agreement and the Holding Company Merger are approved.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Current Report may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of the Company and GBCI, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (i) changes in general economic, political, or industry conditions; (ii) the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations, and financial condition of the Company and GBCI; (iii) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (iv) volatility and disruptions in global capital and credit markets; (v) movements in interest rates; (vi) reform of LIBOR; (vii) impacts of existing and increasing governmental regulation and related costs and liabilities; (viii) the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; (ix) increased competition in the markets of the Company and GBCI; (x) the success, impact, and timing of business strategies of the Company and GBCI; (xi) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (xii) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (xiii) the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all or other delays in completing the transaction; (xiv) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (xv) the outcome of any legal proceedings that may be instituted against the Company or GBCI; (xvi) the possibility that the proposed transaction may be less accretive than expected, or may be dilutive, and the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and GBCI do business; (xvii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xviii) diversion of management’s attention from ongoing business operations and opportunities; (xix) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (xx) the dilution caused by GBCI’s issuance of additional shares of its capital stock in connection with the transaction; (xxi) the existence of unforeseen liabilities of the Company or GBCI; and (xxii) other factors that may affect the future results of the Company and GBCI. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the

“Investor Relations” section of the Company’s website, www.altabancorp.com, under the heading “SEC Filings” and in other documents the Company files with the SEC, and in GBCI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Corporate Information” section of GBCI’s website, www.glacierbancorp.com, under the heading “SEC Filings” and in other documents GBCI files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Company nor GBCI assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving the Company and GBCI. In connection with the proposed transaction, GBCI will file with the SEC a Registration Statement on Form S-4 that includes a preliminary proxy statement of the Company and that will also constitute a prospectus of GBCI. The information in the preliminary proxy statement/prospectus when filed may not be complete and may be changed. GBCI may not sell the common stock referenced in the preliminary proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell GBCI securities, are not soliciting an offer to buy GBCI securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to shareholders of the Company.

THE COMPANY AND GBCI URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.altabancorp.com or by directing a written request to Altabancorp, 1 East Main Street, American Fork, Utah 84003, ATTN: Corporate Secretary. Copies of documents filed with the SEC by GBCI (when they become available) may be obtained free of charge on GBCI’s website at www.glacierbancorp.com or by directing a written request to Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary.

Participants in the Solicitation

Each of the Company, GBCI and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the proposed transaction and information regarding the identity of the participants and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement/prospectus described above when filed with the SEC. Additional information regarding the Company’s executive officers and directors is included in the Company’s Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 29, 2021. Additional information regarding GBCI’s executive officers and directors is included in GBCI’s definitive proxy statement, which was filed with the SEC on March 16, 2021. You can obtain free copies of these documents using the information in the paragraph immediately above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Plan and Agreement of Merger, dated as of May 18, 2021, by and between Altabancorp, Altabank, Glacier Bancorp, Inc. and Glacier Bank*

10.1	Form of Voting Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABANCORP

Date: May 19, 2021	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer